UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2010

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	1-7939	11-2160665
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

89 Arkay Drive, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

   (631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On August 25, 2010, the Company received notice that the U.S. District Court for the Western District of Tennessee granted a motion to reopen the patent infringement suit filed against the Company by Lectrolarm Custom Systems, Inc.. The case had been stayed on June 30, 2006 pending the outcome of the U.S. Patent and Trademark Office reexamination proceeding, which was decided on August 16, 2010.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 2010

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Senior Vice President, Finance and
Chief Financial Officer